Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 28:	SUBSEQUENT EVENTS

a.	In January 2026, subsequent to the reporting date, the Company entered into a binding letter of intent with Beyond Air, Inc. for the proposed acquisition of Beyond Air’s approximately 85% interest in NeuroNOS, a company focused on autism spectrum disorder and other neurological conditions. The proposed consideration comprised ADSs, warrants, cash payments and development and commercial milestones, and was linked to a contemplated private placement of up to US$2 million.

b.	In January 2026, the Company announced that an Extraordinary General Meeting of shareholders would be convened on February 17, 2026 to approve matters connected to the proposed transaction described in (a) above and the related financing.

c.	In January 2026, a director of the Company delivered a conversion notice with respect to the subordinated convertible loan (see Note 14). The loan, with a principal amount of $208 thousand, was converted into 92,105 ADSs at a conversion price of $2.28 per ADS, representing 36,742,000 ordinary shares with NIS 0.1 par value each. As the shares were allotted below their par value, the Company capitalized approximately NIS 3.0 million from share premium to share capital in accordance with Section 304 of the Israeli Companies Law, 1999.

d.	In January 2026, the Company, filed an application with the Israeli court for the commencement of insolvency proceedings of The Social Proxy Ltd.
e.	In January 2026, the Company received a notice from Nasdaq indicating that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires a minimum stockholders’ equity of US$2.5 million. The notice did not have an immediate effect on the listing of the Company’s ADSs, and the Company was granted 45 calendar days, until March 6, 2026, to submit a compliance plan.

f.	In January 2026, the Company announced that it was working to complete the proposed acquisition of approximately 85% of NeuroNOS and that the forthcoming Extraordinary General Meeting would also address a private placement of up to US$2 million. Management indicated that, if completed, the acquisition and financing could remedy the Nasdaq stockholders’ equity deficiency, although there can be no assurance of success.

g.	In February 2026, the Extraordinary General Meeting convened on February 17, 2026 was adjourned for lack of a quorum and was postponed to February 24, 2026 with the same agenda.

h.	In February 2026, following the insolvency application, the Israeli court ordered the opening of insolvency proceedings in respect of The Social Proxy Ltd., determined that there was no reasonable prospect of rehabilitation, ordered its liquidation and appointed a trustee.

i.	In February 2026, the adjourned Extraordinary General Meeting was held on February 24, 2026 and all proposals brought before the shareholders were approved by the requisite majority.

j.	In February 2026, the Company received a Nasdaq Staff delisting determination, which included a determination that the Company constituted a ‘public shell’. The Company intends to request a hearing before a Nasdaq Hearings Panel; a timely request stays the suspension and delisting of the Company’s ADSs pending the hearing process.

k.	In March 2026, the letter of intent with Beyond Air regarding the NeuroNOS transaction expired on March 9, 2026, as the parties had not entered into a definitive agreement. The parties were released from their obligations under the letter of intent, other than surviving provisions such as confidentiality.

l.	In March 2026, subsequent to the reporting date, the Company announced a change in the ratio of its American Depositary Shares (“ADSs”) to its ordinary shares, par value NIS 0.1 per share, from one (1) ADS representing one hundred (100) ordinary shares to one (1) ADS representing four hundred (400) ordinary shares, effective March 25, 2026 (equivalent, for ADS holders, to a one-for-four reverse ADS split). The change had no impact on the Company’s ordinary shares (none were issued or cancelled and the par value remained NIS 0.1 per share) and accordingly had no effect on these financial statements.
m.	In April 2026, the Company announced that it had entered into a definitive share purchase agreement, dated April 28, 2026, to acquire the entire issued and outstanding share capital of Psyga Bio Ltd. (“Psyga”) from its shareholders. Psyga Bio is an Israeli company led by Professor David Meiri, an internationally recognized researcher in the field of medical natural product drug discovery and head of the Laboratory of Cancer Biology and Cannabinoid Research at the Technion – Israel Institute of Technology.

Psyga Bio is an advanced biotechnology company focused on the research, development, and commercialization of proprietary products derived from psychedelic and functional mushrooms, including clinically researched therapeutic candidates, microdosing solutions, and wellness-focused formulations. It operates a licensed, GMP-ready pharmaceutical manufacturing facility designed for the cultivation, extraction, isolation, formulation, and production of pharmaceutical-grade botanical and synthetic psilocybin, ibogaine, and other psychedelic active pharmaceutical ingredients (APIs), in accordance with applicable international pharmaceutical manufacturing standards.

Psyga Bio has developed a proprietary library of 250 unique mushroom strains, including differentiated high-potency and bioactive strains, which support pharmaceutical development, product consistency, future intellectual property protection, and scalable commercial manufacturing capabilities. In addition, Psyga Bio is advancing a clinical pipeline consisting of seven (7) approved Phase 2a human clinical trials, which are expected to commence patient enrollment in the near future, across multiple indications, including mental health disorders, neurological conditions, trauma-related disorders, addiction treatment, and additional central nervous system indications. Several of these programs are fully funded and are expected to be conducted in collaboration with leading academic institutions and medical centers.

The acquisition constitutes an interested-party transaction and was subject to approval by the Company’s shareholders and to other customary closing conditions.

Pursuant to the agreement, the consideration for the acquisition of the shares of Psyga Bio is structured as equity consideration, with no cash payable, and consists of an initial consideration and contingent additional consideration subject to the achievement of specified milestones:

1.	Initial Consideration (Share Issuance)

The initial consideration consists of the issuance of shares of the acquirer (XTL) as follows:

●	The existing shareholders of Psyga Bio will receive restricted shares of XTL, represented by American Depositary Shares (ADSs), with each ADS representing 400 ordinary shares of XTL.

●	The aggregate number of shares to be issued at the initial stage shall represent 33.36% of XTL’s issued and outstanding share capital immediately following such issuance in consideration for 83.4% of Psyga’s share capital.

●	Such consideration shall be allocated among Psyga’s shareholders on a pro rata basis, in accordance with their respective holdings.

2.	Milestone-Based Consideration (Additional Issuance)

Psyga’s shareholders shall be entitled to additional consideration, in the form of ADSs or, at the Company’s election, warrants in lieu thereof, upon the achievement of each of the following milestones:

●	Consideration per milestone: Issuance of shares and/or warrants representing 8.34% of XTL’s issued and outstanding share capital as of the date of such issuance, for an aggregate of up to an additional 25%.

The defined milestones are as follows:

●	First Milestone: Initiation of at least three (3) clinical trials from the Company’s development pipeline within twelve (12) months following the closing date of the transaction.
●	Second Milestone: Successful achievement of predefined targets in at least two (2) clinical trials from the Company’s development pipeline within thirty-six (36) months following the closing date.

●	Third Milestone: Advancement into development of ibogaine-based products, triggered upon the execution of a binding commercialization agreement and/or a development partnership agreement with a reputable third-party pharmaceutical, biotechnology, or life sciences company, for the commercialization, licensing, development, or co-development of such products, based on the Company’s regulatory licenses.

n.	In April 2026, the Company filed a Form 12b-25 notifying that it would be unable to file its 2025 Annual Report on Form 20-F within the prescribed time. The delay was attributed to the liquidation proceedings of The Social Proxy and the absence of sufficient operational and financial information from that subsidiary.

o.	In May 2026, the Nasdaq Hearings Panel granted the Company’s request to continue the listing of its ADSs, subject to conditions linked to completion of the Psyga Bio transaction and the related financing and to the Company demonstrating compliance with all applicable Nasdaq requirements by June 30, 2026.

p.	In May 2026, the Company announced that an Extraordinary General Meeting would be held on June 22, 2026, with an agenda including shareholder approvals connected to the Psyga Bio acquisition, a private placement of up to US$1.5 million, an increase in the Company’s share capital and auditor-related matters.

Pursuant to the binding term sheet, in consideration for a total investment of US$1,500,000, the investors will receive the following:

●	Shares / ADSs: Investors will receive approximately 555,555 American Depositary Shares (ADSs) and/or ordinary shares of the Company at a purchase price of $2.70 per ADS. Each ADS represents four hundred (400) ordinary shares.

●	Series A Warrants: The Company will issue 666,666 Series A Warrants to the investors. The initial exercise price is $2.70 per ADS, which will be permanently reduced to $1.70 per ADS upon the occurrence of a “Series A Trigger Event” (such as the ADS closing price reaching $5.00, a Change of Control/liquidity event exceeding an enterprise/equity value of $150,000,000, or the successful completion of two Phase 2 clinical trials).

●	Series B Warrants: The Company will issue 666,666 Series B Warrants. The initial exercise price is $5.00 per ADS, which will be permanently reduced to $2.50 per ADS upon the occurrence of a “Series B Trigger Event” (such as the ADS closing price reaching or exceeding $7.00, a Change of Control/liquidity event exceeding an enterprise/equity value of $250,000,000, or the successful completion of three Phase 2 clinical trials).

●	Anti-Dilution Protection (Series C Warrants): If the Company executes a subsequent financing round within 5 years at a price below $2.70 per ADS, investors will receive a one-time issuance of Series C Warrants. Upon full exercise, these warrants entitle investors to receive subsequent financing securities with an aggregate value equal to the price difference between $2.70 and the lower financing price.

All warrants are exercisable for cash only for a period of five (5) years from the closing date.

q.	In May 2026, the Company received an additional Nasdaq notice as a result of not having filed its 2025 Form 20-F, resulting in non-compliance with Nasdaq Listing Rule 5250(c)(1). The Company was afforded a short period to present its position and to seek a stay or extension in connection with the ongoing Nasdaq process.

r.	The Extraordinary General Meeting convened on June 22, 2026 was adjourned for lack of a quorum and was postponed by one week to June 29, 2026.

s.	On June 29, 2026, the adjourned Extraordinary General Meeting referred to in (r) above was held, at which the shareholders approved the matters set out on its agenda described in (p) above, as follows:

1.	the acquisition of Psyga Bio pursuant to the share purchase agreement described in (m) above;

2.	the private placement of up to US$1.5 million referred to in (p) above; and

3.	the appointment of the Company’s independent auditor.

t.	Subsequent to the date of signing of these financial statements, the closing of the acquisition of Psyga Bio described in (m) above is expected to be completed, upon which Psyga Bio will become a subsidiary of the Company.